Events after the reporting period	6 Months Ended
Sep. 30, 2021
Disclosure Of Events After The Reporting Period [Abstract]
Events after the reporting period	Events after the reporting period
On November 24, 2021, a new variant of SARS-CoV-2, was reported to the World Health Organization (WHO), which named it "Omicron". As of the date of the publication of this report, there are no clear indications on how easily the Omicron variant spreads or the severity of illness it causes, or how well available vaccines and medications work against it. Various governments have already announced a mix of short-term preventative measures, which are currently being assessed by the Company. At this stage, the Company is unable to assess whether, and how international travel and/or the level of extra-regional shopping activity around the world could be affected, and hence what impact it could have on Global Blue's operations and financial results.
Effective November 22, 2021, the existing USD75.0 million equivalent to EUR64.4 million Supplemental Liquidity Facility was amended (the “Amended Supplemental Liquidity Facility”) providing for, among other things, (i) an extension to the availability period for the facility to April 8, 2022; (ii) an amendment to the maturity date for loans borrowed to the earlier of (1) the date falling on the second anniversary of the date of the initial utilization of loans under the Amended Supplemental Liquidity Facility and (2) February 28, 2024; (iii) the removal of certain conditions to utilization relating to liquidity needs and lack of third-party financing arrangements; and (iv) the inclusion of new undertakings for the Company with respect to repayment of the loans under the Amended Supplemental Liquidity Facility and the use of reasonable endeavors to obtain third party financing (subject to certain conditions). As of the date of the issuance of this Form 6-K , no amount from the above-mentioned Supplemental Liquidity Facility has been drawn.